UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-04049

DWS Income Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2012

ITEM 1.	REPORT TO STOCKHOLDERS

OCTOBER 31, 2012 Annual Report to Shareholders

DWS Core Fixed Income Fund

Contents
4 Portfolio Management Review
10 Performance Summary
13 Investment Portfolio
23 Statement of Assets and Liabilities
25 Statement of Operations
26 Statement of Changes in Net Assets
27 Financial Highlights
33 Notes to Financial Statements
45 Report of Independent Registered Public Accounting Firm
46 Information About Your Fund's Expenses
47 Tax Information
48 Investment Management Agreement Approval
53 Summary of Management Fee Evaluation by Independent Fee Consultant
57 Board Members and Officers
62 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. The fund may engage in forward commitment transactions which could subject the fund to counterparty and leverage risk. Leverage can magnify losses. The fund may lend securities to approved institutions. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 12 for more complete performance information.

For the annual period ended October 31, 2012, DWS Core Fixed Income Fund returned 7.36%. By comparison, the Barclays U.S. Aggregate Bond Index delivered a 5.25% return.

As the fiscal period opened, the U.S. Federal Reserve Board (the Fed) held short-term rates anchored near zero, in keeping with its announced intentions through at least mid-2015. Credit-oriented sectors would generally benefit over the 12 months from the extraordinarily low yields available on a risk-free basis.

For much of the period ended October 31, 2012, all eyes were on Europe as leaders attempted to put together a package that would avert a default by Greece and forestall a series of events with the potential to severely impact the global financial system and global growth prospects. Rates generally ticked upwards on signs that leaders were progressing toward action on a level adequate to forestall a default by Greece or Italy, and declined on less constructive developments there. Of course, investors also eagerly followed the stream of U.S. economic data.

Investment Strategy
In addition to U.S. Treasury securities, as conditions indicate, the fund will invest in a variety of "spread sectors" as the managers seek to add return vs. the benchmark. Spread sectors are areas of the bond market that trade at a yield advantage, or spread, relative to U.S. Treasuries. These include more highly rated sectors such as investment-grade corporate bonds and mortgage-backed securities, as well as more speculative sectors including high-yield corporate bonds. All of these sectors are to varying degrees sensitive to investors' tolerance of credit risk. Yield spreads offered in these areas typically narrow (and prices rise) as the economic outlook improves and investors become more confident that they will receive promised payments of principal and interest. Conversely, as the outlook weakens, spread sectors may underperform. The fund's managers actively shift the balance between spread sectors and U.S. Treasuries based on the outlook for the economy and interest rates, while closely analyzing each potential holding within spread sectors on the basis of relative valuation and credit outlook.

In the second quarter of 2012, the European sovereign debt crisis moved front and center. Borrowing costs rose for governments of larger economies such as Spain and Italy, and the viability of the euro was increasingly called into question. In the United States, employment data took a step back following a few months of noticeable improvement, while housing fundamentals showed signs of stabilizing. In aggregate, developments at home and abroad combined to heighten investor anxiety, leading to a flight to quality over the period that benefited U.S. Treasuries, driving interest rates down along most of the length of the yield curve.

As the period progressed, the biggest news for the markets came on the U.S. housing and monetary policy fronts. On housing, data seemed to confirm that prices had finally reached a bottom and were beginning to strengthen. In addition, with employment data continuing to disappoint, there was speculation that the Fed would announce further bond purchases under quantitative easing. This speculation was borne out at the Fed's mid-September meeting, at which the Fed also expressed its intention to keep the federal funds rate near zero into 2015. The net result was an increased willingness on the part of investors to assume credit risk in exchange for yields higher than the extraordinarily low rates offered from U.S. Treasuries.

The Fed left its benchmark short-term interest rate at essentially zero during the 12 months, maintaining a target range of between 0% and 0.25%. Yields on U.S. Treasuries finished the period ending October 31, 2012 somewhat lower, declining from already low levels. Specifically, while the 2-year yield rose from 0.25% to 0.30%, the 5-year from 0.99% to 0.72%, the 10-year from 2.17% to 1.72% and the 30-year from 3.16% to 2.85%.

Positive and Negative Contributors to Performance

Throughout the period ended October 31, 2012, the fund maintained an above-benchmark exposure to both investment-grade corporate bonds and mortgage-backed securities, along with a corresponding underweight of U.S. Treasury and Agency issues. This was helpful to performance vs. the benchmark as credit-sensitive sectors were supported by the limited value to be found in the government securities sector. The position in investment-grade corporate exposure was focused in shorter maturities, while positioning in the mortgage-backed sector was broadly distributed across the curve. The portfolio's overall duration and interest rate sensitivity were maintained at similar levels to the benchmark given limited opportunities and elevated levels of economic uncertainty.

Allocations within the investment-grade corporate credit sector focused on well-capitalized financial companies, principally banks that offered significant relative value opportunities. Security selection in agency mortgage-backed securities became increasingly critical over the course of the year given elevated valuations. Within the agency mortgage-backed sector, our identification of securities with specific characteristics that offer prepayment protection relative to generic mortgage pools generated excess returns vs. the benchmark throughout the period.

There were no issues with sector allocation or security selection that detracted materially from the fund's performance vs. the benchmark. Our interest rate positioning was a slight negative factor for the 12 months ended October 31, 2012. Interest rate markets have been increasingly driven by global forces and increased levels of risk aversion. We believe the safe haven status of the U.S. Treasury market has resulted in depressed yield levels across the curve that may be inconsistent with U.S. economic fundamentals.

Outlook and Positioning

At the end of the period, the largest allocation was a position of approximately 50% in investment-grade corporate bonds. The next highest weighting was 47.5% in residential mortgage-backed securities, the great majority of which are agency-backed. This is followed by approximately 11% in U.S. government-backed securities. (The allocations exceed 100% because the MBS total includes approximately 15% in forward contracts for "to-be-announced" pools.)

"For much of the period ended October 31, 2012, credit-sensitive sectors were supported by the limited value to be found in the government securities sector."

U.S. fixed-income markets continue to be primarily impacted by external forces, such as developments in the European sovereign debt crisis, rather than domestic economic data. The near term is likely to follow a similar pattern, albeit with increased focus on the results of the presidential election in November and the year-end "fiscal cliff" (potential expiration of Bush-era tax cuts, the payroll tax cut and budget sequestration). A slowdown in global growth that has weighed on markets has materialized in economic data which shows a dramatic reduction in export volume. The change in consumption patterns reflects increased uncertainty in the global economy.

We believe our significant allocations to mortgage-backed securities (MBS) and corporate bonds remain attractive relative to U.S. Treasuries on a risk-adjusted basis. With short-term rates anchored by the Fed and limited inflationary pressures, we expect to maintain a relatively neutral stance with respect to interest rates, while taking advantage of any tactical opportunities that present themselves along the yield curve.

Subadvisor

Fischer Francis Trees & Watts, Inc. (FFTW), New York, New York, serves as the sub-advisor to the Fund. FFTW conducts investment research and is responsible for the purchase, sale or exchange of the Fund's assets. FFTW is paid by the Advisor, not the Fund, for the services FFTW provides to the Fund.

Portfolio Management Team

Ken O'Donnell, CFA

Portfolio Manager of the fund. Joined the fund in 2012.

• Joined FFTW in 2002.

• Prior to joining FFTW, worked as an asset-backed security specialist in the Structured Products Group at Standish Mellon Asset Management.

• BS, Mechanical Engineering, Syracuse University; MS, Finance, Boston College.

Gary Chan, CFA

Portfolio Manager of the fund. Joined the fund in 2012.

• Joined FFTW in 2006.

• Prior to joining FFTW, worked as an financial/economic analyst in the Credit and Risk Management Division at the Federal Reserve Bank of New York.

• BS, Management, Binghamton University; MA, Applied Statistics, Columbia University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Sovereign debt is debt that is issued by a national government.

The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

Duration ia a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100 basis point (one single percentage point) change in market interest rate levels. Duration of 5, for example, means that the price of a bond should rise by approximately 5% for a one percentage point drop in interest rates, and fall by 5% for a one percentage point rise in interest rates.

Underweight means the fund holds a lower weighting in a given sector or security than the benchmark. Overweight means the fund holds a higher weighting.

Mortgage-backed securities (MBS) are bonds that are secured by mortgage debt.

Performance Summary October 31, 2012 (Unaudited)
Average Annual Total Returns as of 10/31/12
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	7.36%	6.55%	2.48%	3.31%
Class B	6.67%	5.76%	1.73%	2.54%
Class C	6.57%	5.77%	1.71%	2.54%
Barclays U.S. Aggregate Bond Index†	5.25%	6.08%	6.38%	5.39%
Adjusted for the Maximum Sales Charge
Class A (max 4.50% load)	2.53%	4.93%	1.54%	2.83%
Class B (max 4.00% CDSC)	3.67%	5.16%	1.55%	2.54%
Class C (max 1.00% CDSC)	6.57%	5.77%	1.71%	2.54%
Barclays U.S. Aggregate Bond Index†	5.25%	6.08%	6.38%	5.39%
No Sales Charges
Class R	7.07%	6.29%	2.24%	3.07%
Class S	7.69%	6.75%	2.71%	3.47%
Institutional Class	7.67%	6.85%	2.75%	3.57%
Barclays U.S. Aggregate Bond Index†	5.25%	6.08%	6.38%	5.39%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2012 are 1.06%, 1.76%, 1.73%, 1.59%, 0.78% and 0.68% for Class A, Class B, Class C, Class R, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class R shares for the period prior to its inception on October 1, 2003 and Class S shares on February 1, 2005 are derived from the historical performance of Institutional Class shares of DWS Core Fixed Income Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R	Class S	Institutional Class
Net Asset Value: 10/31/12	$10.12	$10.12	$10.12	$10.17	$10.12	$10.12
10/31/11	$9.65	$9.64	$9.65	$9.70	$9.64	$9.65
Distribution Information: Twelve Months as of 10/31/12: Income Dividends	$.23	$.16	$.16	$.21	$.25	$.26
October Income Dividend	$.0192	$.0129	$.0131	$.0173	$.0204	$.0213
SEC 30-day Yield as of 10/31/12††	1.82%	1.16%	1.17%	1.66%	2.06%	2.16%
Current Annualized Distribution Rate as of 10/31/12††	2.28%	1.53%	1.55%	2.04%	2.42%	2.53%

†† The SEC yield is net investment income per share earned over the month ended October 31, 2012, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 1.75%, 0.92%, 1.10%, 1.63%, 2.04% and 2.10% for Class A, B, C, R, S and Institutional Class shares, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2012. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 2.21%, 1.29%, 1.48%, 2.01%, 2.40% and 2.47% for Class A, B, C, R, S and Institutional Class shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Morningstar Rankings — Intermediate-Term Bond Funds Category as of 10/31/12
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	575	of	1,155	50
3-Year	598	of	997	60
5-Year	859	of	876	98
10-Year	588	of	615	95
Class B 1-Year	712	of	1,155	61
3-Year	800	of	997	80
5-Year	867	of	876	98
10-Year	605	of	615	98
Class C 1-Year	734	of	1,155	63
3-Year	797	of	997	80
5-Year	868	of	876	99
10-Year	604	of	615	98
Class R 1-Year	632	of	1,155	55
3-Year	676	of	997	68
5-Year	863	of	876	98
Class S 1-Year	505	of	1,155	44
3-Year	529	of	997	53
5-Year	854	of	876	97
Institutional Class 1-Year	515	of	1,155	45
3-Year	507	of	997	51
5-Year	853	of	876	97
10-Year	577	of	615	93

Source: Morningstar, Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Investment Portfolio as of October 31, 2012
	Principal Amount ($)	Value ($)

Corporate Bonds 49.7%
Consumer Discretionary 3.5%
Comcast Corp., 6.4%, 3/1/2040	1,150,000	1,532,730
DIRECTV Holdings LLC, 3.125%, 2/15/2016	800,000	844,974
News America, Inc., 6.15%, 3/1/2037	1,000,000	1,255,478
Royal Caribbean Cruises Ltd., 7.0%, 6/15/2013	2,000,000	2,060,000
Time Warner Cable, Inc.:
6.75%, 7/1/2018	2,180,000	2,759,732
7.5%, 4/1/2014	1,500,000	1,640,505
Turner Broadcasting System, Inc., 8.375%, 7/1/2013	1,500,000	1,575,297
Videotron Ltd., 5.0%, 7/15/2022	2,000,000	2,070,000
		13,738,716
Consumer Staples 1.3%
Altria Group, Inc., 10.2%, 2/6/2039	810,000	1,422,974
CVS Caremark Corp., 6.125%, 8/15/2016	3,000,000	3,548,316
		4,971,290
Energy 5.6%
Anadarko Petroleum Corp., 6.375%, 9/15/2017	880,000	1,066,791
Canadian Natural Resources Ltd., 5.15%, 2/1/2013	1,500,000	1,516,813
Enbridge Energy Partners LP, 5.875%, 12/15/2016	985,000	1,157,247
Enterprise Products Operating LLC, Series M, 5.65%, 4/1/2013	830,000	846,035
Kinder Morgan Energy Partners LP, 6.5%, 9/1/2039	550,000	701,597
Magellan Midstream Partners LP, 6.45%, 6/1/2014	3,587,000	3,848,134
Newfield Exploration Co., 5.75%, 1/30/2022	1,500,000	1,620,000
ONEOK Partners LP, 6.15%, 10/1/2016	1,527,000	1,800,758
Petronas Global Sukuk Ltd., 144A, 4.25%, 8/12/2014	5,000,000	5,262,965
Plains All American Pipeline LP, 3.65%, 6/1/2022	2,950,000	3,195,797
TransCanada PipeLines Ltd., 6.1%, 6/1/2040	600,000	835,283
		21,851,420
Financials 31.1%
Ally Financial, Inc., 4.625%, 6/26/2015	1,500,000	1,558,312
American Express Credit Corp., 1.75%, 6/12/2015	1,530,000	1,568,960
Anglo American Capital PLC, 144A, 2.15%, 9/27/2013	3,430,000	3,455,039
ASIF Global Financing XIX, 144A, 4.9%, 1/17/2013	5,000,000	5,035,950
AvalonBay Communities, Inc., (REIT), 2.95%, 9/15/2022	1,000,000	1,010,370
Bank Nederlandse Gemeenten NV, 144A, 1.375%, 3/23/2015	1,800,000	1,828,980
Bank of America Corp.:
5.75%, 12/1/2017	3,000,000	3,474,873
5.875%, 1/5/2021	2,000,000	2,344,688
6.5%, 8/1/2016	2,000,000	2,326,128
Berkshire Hathaway Finance Corp., 1.6%, 5/15/2017	1,500,000	1,532,033
Caterpillar Financial Services Corp., 7.15%, 2/15/2019	3,300,000	4,381,301
Citigroup, Inc.:
2.25%, 8/7/2015	1,530,000	1,569,624
5.0%, 9/15/2014	1,900,000	2,011,289
5.375%, 8/9/2020	3,420,000	4,000,179
5.5%, 4/11/2013	2,710,000	2,767,108
6.01%, 1/15/2015	2,140,000	2,355,887
6.125%, 11/21/2017	1,000,000	1,186,159
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.375%, 1/19/2017	6,000,000	6,452,946
Deutsche Telekom International Finance BV, 144A, 2.25%, 3/6/2017	3,000,000	3,073,092
Fifth Third Bancorp., 5.45%, 1/15/2017	2,082,000	2,350,291
Ford Motor Credit Co., LLC, 2.75%, 5/15/2015	3,600,000	3,669,631
General Electric Capital Corp., Series A, 6.875%, 1/10/2039	1,640,000	2,265,883
HSBC Bank U.S.A. NA, 4.625%, 4/1/2014	1,800,000	1,890,182
HSBC Finance Corp., 5.5%, 1/19/2016	2,220,000	2,464,773
HSBC Holdings PLC, 6.5%, 5/2/2036	440,000	538,720
JPMorgan Chase & Co.:
1.502%*, 9/1/2015	2,000,000	1,988,462
4.65%, 6/1/2014	3,000,000	3,179,349
5.125%, 9/15/2014	5,000,000	5,342,325
6.4%, 5/15/2038	1,670,000	2,231,128
MBNA Corp., 5.0%, 6/15/2015	4,000,000	4,337,800
MetLife, Inc., 6.4%, 12/15/2036	800,000	869,622
Morgan Stanley:
Series F, 5.625%, 9/23/2019	1,410,000	1,565,768
Series F, 6.0%, 4/28/2015	2,110,000	2,298,246
NiSource Finance Corp., 5.4%, 7/15/2014	3,000,000	3,204,105
Petrobras International Finance Co., 3.875%, 1/27/2016	3,000,000	3,187,005
PNC Funding Corp., 5.25%, 11/15/2015	2,750,000	3,080,184
Prudential Financial, Inc.:
Series B, 5.1%, 9/20/2014	1,120,000	1,206,490
6.2%, 1/15/2015	820,000	903,291
6.625%, 6/21/2040	500,000	654,197
Royal Bank of Canada, 2.3%, 7/20/2016	1,590,000	1,664,162
Shell International Finance BV, 1.125%, 8/21/2017	2,000,000	2,021,534
Svenska Handelsbanken AB, 144A, 4.875%, 6/10/2014	535,000	564,425
The Goldman Sachs Group, Inc.:
1.439%*, 2/7/2014	2,000,000	2,007,500
6.75%, 10/1/2037	1,370,000	1,508,671
U.S. Bank NA:
3.778%, 4/29/2020	5,290,000	5,600,190
6.3%, 2/4/2014	1,000,000	1,070,253
UBS AG of Stamford, 1.313%*, 1/28/2014	3,000,000	3,007,152
Wachovia Bank NA:
0.822%*, 11/3/2014	3,118,000	3,098,325
4.8%, 11/1/2014	2,017,000	2,166,109
		121,868,691
Health Care 0.4%
Express Scripts Holding Co., Inc., 6.25%, 6/15/2014	1,480,000	1,607,971
Industrials 1.2%
Burlington Northern Santa Fe LLC, 3.05%, 9/1/2022	1,000,000	1,043,433
CSX Corp., 5.3%, 2/15/2014	803,000	846,665
General Electric Co., 2.7%, 10/9/2022	810,000	814,494
Masco Corp., 6.125%, 10/3/2016	2,000,000	2,189,124
		4,893,716
Materials 2.1%
Barrick Gold Corp., 2.9%, 5/30/2016	4,000,000	4,220,344
Dow Chemical Co., 8.55%, 5/15/2019	1,300,000	1,762,939
International Paper Co., 4.75%, 2/15/2022	2,000,000	2,277,362
		8,260,645
Telecommunication Services 2.8%
AT&T, Inc., 6.55%, 2/15/2039	2,400,000	3,309,384
Frontier Communications Corp., 7.875%, 4/15/2015 (a)	2,500,000	2,793,750
Verizon Communications, Inc., 8.75%, 11/1/2018	3,520,000	4,911,519
		11,014,653
Utilities 1.7%
Consolidated Edison Co. of New York, 5.7%, 6/15/2040	850,000	1,136,359
Dominion Resources, Inc., Series D, 8.875%, 1/15/2019	1,500,000	2,031,531
Duke Energy Corp., 1.625%, 8/15/2017	1,320,000	1,329,702
MidAmerican Energy Holdings Co., 6.125%, 4/1/2036	1,500,000	1,972,139
		6,469,731
Total Corporate Bonds (Cost $183,151,972)		194,676,833

Mortgage-Backed Securities Pass-Throughs 43.4%
Federal Home Loan Mortgage Corp.:
3.0%, with various maturities from 6/1/2026 until 3/1/2027 (b)	6,059,350	6,371,797
3.5%, with various maturities from 1/1/2032 until 9/1/2042	5,769,066	6,225,145
3.595%*, 5/1/2041	1,946,257	2,046,097
4.0%, with various maturities from 12/1/2040 until 4/1/2042	13,722,262	14,776,085
4.5%, with various maturities from 3/1/2026 until 4/1/2041	29,653,693	32,086,909
4.992%*, 11/1/2036	1,875,588	2,004,017
5.0%, with various maturities from 4/1/2030 until 8/1/2041	1,999,876	2,220,544
5.5%, with various maturities from 10/1/2023 until 6/1/2039	1,654,176	1,808,054
6.0%, 11/1/2038	2,865,071	3,197,353
Federal National Mortgage Association:
3.0%, 6/1/2042 (b)	39,300,000	41,255,788
3.5%, with various maturities from 4/1/2032 until 12/1/2041 (b)	9,952,275	10,617,046
4.0%, with various maturities from 11/1/2026 until 12/1/2041	3,651,240	4,013,934
4.5%, with various maturities from 12/1/2040 until 3/1/2041	4,162,451	4,638,302
5.0%, with various maturities from 5/1/2019 until 11/1/2041 (b)	7,350,042	8,098,973
5.5%, with various maturities from 2/1/2025 until 2/1/2042	10,544,011	11,672,597
6.0%, with various maturities from 10/1/2022 until 9/1/2037	3,758,199	4,184,051
6.5%, with various maturities from 5/1/2023 until 4/1/2037	6,100,957	6,856,181
Government National Mortgage Association:
3.5%, 3/1/2042 (b)	4,700,000	5,108,680
4.5%, 7/15/2040	399,565	442,862
5.5%, 6/15/2038	611,549	675,618
6.5%, with various maturities from 12/15/2023 until 4/20/2024	1,238,610	1,380,519
Total Mortgage-Backed Securities Pass-Throughs (Cost $167,670,141)		169,680,552

Asset-Backed 1.0%
Home Equity Loans
Accredited Mortgage Loan Trust, "A2D", Series 2005-3, 0.58%*, 9/25/2035	1,065,315	1,052,387
First Franklin Mortgage Loan Asset Backed Certificates:
"A2", Series 2006-FF14, 0.271%*, 10/25/2036	408,156	406,540
"A3", Series 2004-FF10, 0.751%*, 9/25/2034	1,029,377	1,004,244
GSAMP Trust, "A4", Series 2005-WMC1, 0.591%*, 9/25/2035	328,898	325,540
Terwin Mortgage Trust, "AF2", Series 2005-16HE, 4.523%*, 9/25/2036	1,154,710	1,187,966
Total Asset-Backed (Cost $3,908,967)		3,976,677

Commercial Mortgage-Backed Securities 3.1%
Citigroup/Deutsche Bank Commercial Mortgage Trust, "AJ", Series 2005-CD1, 5.219%*, 7/15/2044	1,000,000	1,037,988
Greenwich Capital Commercial Funding Corp., "A4", Series 2005-GG3, 4.799%, 8/10/2042	3,030,000	3,257,729
Merrill Lynch/Countrywide Commercial Mortgage Trust, "AM", Series 2006-3, 5.456%, 7/12/2046	1,810,000	1,985,829
Morgan Stanley Bank of America Merrill Lynch Trust, ''C",Series 2012-C6, 4.536%, 11/15/2045	1,000,000	1,026,841
WF-RBS Commercial Mortgage Trust:
"C", Series 2012-C9, 4.543%, 11/15/2045	2,500,000	2,562,400
"A4", Series 2011-C2, 144A, 4.869%, 2/15/2044	1,950,000	2,308,074
Total Commercial Mortgage-Backed Securities (Cost $12,057,210)		12,178,861

Collateralized Mortgage Obligations 4.9%
American Home Mortgage Investment Trust, "2A3", Series 2005-3, 2.178%*, 9/25/2035	816,573	823,912
Federal Home Loan Mortgage Corp.:
"FB", Series 3616, 0.914%*, 12/15/2039	493,522	499,713
"AI", Series 3763, Interest Only, 3.5%, 6/15/2025	1,713,095	96,310
"PI", Series 3773, Interest Only, 3.5%, 6/15/2025	860,644	40,636
"AI", Series 3730, Interest Only, 4.0%, 11/15/2028	883,384	44,252
"LI", Series 4000, Interest Only, 4.0%, 2/15/2042	5,482,981	982,946
"6", Series 233, Interest Only, 4.5%, 8/15/2035	1,518,790	144,860
"CI", Series 3922, Interest Only, 4.5%, 3/15/2041	6,933,437	1,567,391
Federal National Mortgage Association:
"1", Series 396, Principal Only, Zero Coupon, 6/1/2039	717,715	695,063
"AI", Series 2012-48, Interest Only, 4.5%, 7/25/2041	10,904,638	2,221,184
"7", Series 356, Interest Only, 5.0%, 2/1/2035	2,018,960	257,410
"8", Series 356, Interest Only, 5.0%, 2/1/2035	1,575,720	229,271
"LS", Series 2012-9, Interest Only, 6.289%*, 2/25/2042	3,296,530	988,913
"DS", Series 2012-63, Interest Only, 6.339%*, 3/25/2039	5,114,934	1,223,947
Government National Mortgage Association:
"AI", Series 2009-125, Interest Only, 4.5%, 3/20/2035	2,975,402	305,268
"IP", Series 2010-4, Interest Only, 5.0%, 1/16/2039	3,805,357	726,974
"CI", Series 2011-159, Interest Only, 5.0%, 6/16/2040	5,354,958	861,025
"PI", Series 2009-76, Interest Only, 6.0%, 3/16/2039	3,344,926	498,448
"NS", Series 2011-146, Interest Only, 6.486%*, 4/16/2040	4,527,110	1,019,466
"PS", Series 2011-141, Interest Only, 6.486%*, 6/16/2041	4,110,394	999,901
NCUA Guaranteed Notes, "1A", Series 2010-R1, 0.669%*, 10/7/2020	1,828,283	1,834,496
Structured Adjustable Rate Mortgage Loan Trust, "A3", Series 2005-6XS, 0.971%*, 3/25/2035	331,581	331,865
Vendee Mortgage Trust:
"DI", Series 2010-1, Interest Only, 0.362%*, 4/15/2040	38,468,067	793,966
"IO", Series 2011-1, Interest Only, 0.576%*, 9/15/2046	27,541,921	901,097
Wells Fargo Mortgage Backed Securities Trust, "1A2", Series 2003-L, 4.493%*, 11/25/2033	952,677	971,260
Total Collateralized Mortgage Obligations (Cost $19,575,997)		19,059,574

Government & Agency Obligations 7.5%
U.S. Government Sponsored Agency 0.6%
Federal Home Loan Mortgage Corp., 6.75%, 3/15/2031	1,500,000	2,328,681
U.S. Treasury Obligations 6.9%
U.S. Treasury Bonds:
3.125%, 11/15/2041	700,000	742,875
3.5%, 2/15/2039	3,600,000	4,119,188
3.875%, 8/15/2040	6,400,000	7,791,002
4.5%, 5/15/2038	1,800,000	2,406,938
U.S. Treasury Inflation-Indexed Bonds:
2.125%, 2/15/2041	1,020,256	1,530,702
2.5%, 1/15/2029	643,704	930,203
U.S. Treasury Note, 2.125%, 8/15/2021	9,120,000	9,596,666
		27,117,574
Total Government & Agency Obligations (Cost $27,963,158)		29,446,255

Municipal Bonds and Notes 2.8%
Kentucky, Asset/Liability Commission, General Fund Revenue, 3.165%, 4/1/2018	5,000,000	5,229,950
Nashville & Davidson County, TN, Metropolitan Government, Convention Center Authority Revenue, Build America Bonds, Series A2, 7.431%, 7/1/2043	750,000	949,402
West Virginia, State General Obligation, Jobs Inventory Trust Board:
Series A, 144A, Zero Coupon, 6/12/2013	1,500,000	1,467,150
Series C, 144A, Zero Coupon, 7/31/2013	3,500,000	3,406,585
Total Municipal Bonds and Notes (Cost $10,533,633)		11,053,087

Preferred Security 0.4%
Financials
HSBC Finance Capital Trust IX, 5.911%, 11/30/2035 (Cost $1,335,453)	1,500,000	1,495,065

	Contracts	Value ($)

Call Options Purchased 0.0%
Options on Exchange-Traded Futures Contracts
10 Year U.S. Treasury Note Future, Expiration Date 11/23/2012, Strike Price $132.5	20	20,625
10 Year U.S. Treasury Note Future, Expiration Date 11/23/2012, Strike Price $133.5	20	9,375
10 Year U.S. Treasury Note Future, Expiration Date 12/21/2012, Strike Price $133.5	20	10,312
10 Year U.S. Treasury Note Future, Expiration Date 12/21/2012, Strike Price $132.5	20	19,375
Total Call Options Purchased (Cost $54,238)		59,687

	Shares	Value ($)

Securities Lending Collateral 0.1%
Daily Assets Fund Institutional, 0.21% (c) (d) (Cost $571,000)	571,000	571,000

Cash Equivalents 1.0%
Central Cash Management Fund, 0.18% (c) (Cost $3,843,341)	3,843,341	3,843,341

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $430,665,110)†	113.9	446,040,932
Other Assets and Liabilities, Net	(13.9)	(54,380,383)
Net Assets	100.0	391,660,549

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of October 31, 2012.

† The cost for federal income tax purposes was $430,665,670. At October 31, 2012, net unrealized appreciation for all securities based on tax cost was $15,375,262. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $17,134,881 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,759,619.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at October 31, 2012 amounted to $558,750, which is 0.1% of net assets.

(b) When-issued or delayed delivery security included.

(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

NCUA: National Credit Union Administration

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage- or asset-backed securities, which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp., Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates and have been aggregated for presentation purposes in the investment portfolio.

At October 31, 2012, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
30-Year U.S. Treasury Bond	USD	12/19/2012	57	8,510,813	91,591
5-Year U.S. Treasury Note	USD	12/31/2012	46	5,715,500	(2,368)
Total net unrealized appreciation					89,223

At October 31, 2012, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10-Year U.S. Treasury Note	USD	12/19/2012	2	266,063	(223)
2-Year U.S. Treasury Note	USD	12/31/2012	78	17,185,594	4,199
Ultra Long U.S. Treasury Bond	USD	12/19/2012	16	2,641,500	(57,293)
Total net unrealized depreciation					(53,317)

Currency Abbreviation
USD United States Dollar

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (e)
Corporate Bonds	$—	$194,676,833	$—	$194,676,833
Mortgage-Backed Securities Pass-Throughs	—	169,680,552	—	169,680,552
Asset-Backed	—	3,976,677	—	3,976,677
Commercial Mortgage-Backed Securities	—	12,178,861	—	12,178,861
Collateralized Mortgage Obligations	—	19,059,574	—	19,059,574
Government & Agency Obligations	—	29,446,255	—	29,446,255
Municipal Bonds and Notes	—	11,053,087	—	11,053,087
Preferred Securities	—	1,495,065	—	1,495,065
Short-Term Investments (e)	4,414,341	—	—	4,414,341
Derivatives (f)			—
Futures Contracts	95,790	—	—	95,790
Purchased Options	59,687	—	—	59,687
Total	$4,569,818	$441,566,904	$—	$446,136,722
Liabilities
Derivatives (f)
Futures Contracts	$(59,884)	$—	$—	$(59,884)
Total	$(59,884)	$—	$—	$(59,884)

There have been no transfers between fair value measurement levels during the year ended October 31, 2012.

(e) See Investment Portfolio for additional detailed categorizations.

(f) Derivatives include value of open options purchased and unrealized appreciation (depreciation) on futures contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of October 31, 2012
Assets
Investments: Investments in non-affiliated securities, at value (cost $426,250,769) — including $558,750 of securities loaned	$441,626,591
Investment in Daily Assets Fund Institutional (cost $571,000)*	571,000
Investment in Central Cash Management Fund (cost $3,843,341)	3,843,341
Total investments in securities, at value (cost $430,665,110)	446,040,932
Cash	10,000
Deposit with broker for futures contracts	106,627
Receivable for investments sold	11,597,330
Receivable for investments sold — when-issued/ delayed delivery securities	3,062,719
Receivable for Fund shares sold	91,024
Interest receivable	3,355,470
Receivable for variation margin on futures contracts	14,589
Foreign taxes recoverable	1,508
Other assets	31,951
Total assets	464,312,150
Liabilities
Payable upon return of securities loaned	571,000
Payable for investments purchased	7,958,804
Payable for investments purchased — when-issued/ delayed delivery securities	62,424,969
Payable for Fund shares redeemed	1,061,054
Distributions payable	154,916
Accrued management fee	132,243
Accrued Trustees' fees	3,679
Other accrued expenses and payables	344,936
Total liabilities	72,651,601
Net assets, at value	$391,660,549

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2012 (continued)
Net Assets Consist of
Accumulated distributions in excess of net investment income	(154,916)
Net unrealized appreciation (depreciation) on: Investments	15,375,822
Futures	35,906
Accumulated net realized gain (loss)	(258,491,170)
Paid-in capital	634,894,907
Net assets, at value	$391,660,549
Net Asset Value
Class A Net Asset Value and redemption price per share ($164,235,733 ÷ 16,222,214 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.12
Maximum offering price per share (100 ÷ 95.50 of $10.12)	$10.60
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($2,290,732 ÷ 226,393 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.12
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($21,461,461 ÷ 2,120,193 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.12
Class R Net Asset Value, offering and redemption price per share ($1,448,283 ÷ 142,352 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.17
Class S Net Asset Value, offering and redemption price per share ($30,285,037 ÷ 2,993,140 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.12
Institutional Class Net Asset Value, offering and redemption price per share ($171,939,303 ÷ 16,986,142 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.12

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended October 31, 2012
Investment Income
Income: Interest	$12,575,703
Income distributions — Central Cash Management Fund	7,425
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	9,741
Total income	12,592,869
Expenses: Management fee	1,522,755
Administration fee	380,689
Services to shareholders	527,163
Distribution and service fees	625,789
Custodian fee	20,991
Professional fees	84,532
Reports to shareholders	74,067
Registration fees	80,077
Trustees' fees and expenses	17,476
Other	23,515
Total expenses before expense reductions	3,357,054
Expense reductions	(91,779)
Total expenses after expense reductions	3,265,275
Net investment income	9,327,594
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	8,296,159
Futures	1,386,363
Written options	386,935
10,069,457
Change in net unrealized appreciation (depreciation) on: Investments	8,709,249
Futures	(228,470)
Written options	(109,423)
8,371,356
Net gain (loss)	18,440,813
Net increase (decrease) in net assets resulting from operations	$27,768,407

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2012	2011
Operations: Net investment income	$9,327,594	$10,884,126
Net realized gain (loss)	10,069,457	24,141,917
Change in net unrealized appreciation (depreciation)	8,371,356	(16,703,683)
Net increase (decrease) in net assets resulting from operations	27,768,407	18,322,360
Distributions to shareholders from: Net investment income: Class A	(3,938,324)	(5,122,411)
Class B	(48,961)	(95,010)
Class C	(290,366)	(348,698)
Class R	(30,757)	(42,905)
Class S	(761,875)	(1,086,852)
Institutional Class	(4,257,063)	(4,200,924)
Total distributions	(9,327,346)	(10,896,800)
Fund share transactions: Proceeds from shares sold	88,990,974	58,563,370
Reinvestment of distributions	8,847,376	10,165,605
Payments for shares redeemed	(92,836,570)	(195,467,821)
Net increase (decrease) in net assets from Fund share transactions	5,001,780	(126,738,846)
Increase (decrease) in net assets	23,442,841	(119,313,286)
Net assets at beginning of period	368,217,708	487,530,994
Net assets at end of period (including accumulated distributions in excess of net investment income of $154,916 and $156,141, respectively)	$391,660,549	$368,217,708

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended October 31,
Class A	2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$9.65	$9.45	$9.04	$9.01	$10.66
Income (loss) from investment operations: Net investment incomea	.23	.24	.27	.42	.51
Net realized and unrealized gain (loss)	.47	.20	.41	.02	(1.65)
Total from investment operations	.70	.44	.68	.44	(1.14)
Less distributions from: Net investment income	(.23)	(.24)	(.27)	(.41)	(.51)
Net realized gains	—	—	—	—	—
Total distributions	(.23)	(.24)	(.27)	(.41)	(.51)
Net asset value, end of period	$10.12	$9.65	$9.45	$9.04	$9.01
Total Return (%)b,c	7.36	4.69	7.64	5.18	(11.17)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	164	173	242	313	562
Ratio of expenses before expense reductions (%)	1.00	1.06	1.07	1.05	.97
Ratio of expenses after expense reductions (%)	.95	.95	.87	.78	.80
Ratio of net investment income (%)	2.35	2.50	2.96	4.84	4.93
Portfolio turnover rate (%)	300	384	293	258	223
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended October 31,
Class B	2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$9.64	$9.44	$9.04	$9.00	$10.65
Income (loss) from investment operations: Net investment incomea	.16	.16	.20	.36	.43
Net realized and unrealized gain (loss)	.48	.20	.40	.02	(1.65)
Total from investment operations	.64	.36	.60	.38	(1.22)
Less distributions from: Net investment income	(.16)	(.16)	(.20)	(.34)	(.43)
Net realized gains	—	—	—	—	—
Total distributions	(.16)	(.16)	(.20)	(.34)	(.43)
Net asset value, end of period	$10.12	$9.64	$9.44	$9.04	$9.00
Total Return (%)b,c	6.67	3.90	6.73	4.37	(11.75)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	4	8	12	23
Ratio of expenses before expense reductions (%)	1.77	1.76	1.77	1.84	1.72
Ratio of expenses after expense reductions (%)	1.71	1.70	1.61	1.55	1.55
Ratio of net investment income (%)	1.60	1.75	2.22	4.07	4.18
Portfolio turnover rate (%)	300	384	293	258	223
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended October 31,
Class C	2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$9.65	$9.45	$9.04	$9.01	$10.66
Income (loss) from investment operations: Net investment incomea	.16	.17	.20	.36	.43
Net realized and unrealized gain (loss)	.47	.20	.41	.01	(1.65)
Total from investment operations	.63	.37	.61	.37	(1.22)
Less distributions from: Net investment income	(.16)	(.17)	(.20)	(.34)	(.43)
Net realized gains	—	—	—	—	—
Total distributions	(.16)	(.17)	(.20)	(.34)	(.43)
Net asset value, end of period	$10.12	$9.65	$9.45	$9.04	$9.01
Total Return (%)b,c	6.57	3.92	6.85	4.36	(11.84)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	21	18	24	33	48
Ratio of expenses before expense reductions (%)	1.71	1.73	1.72	1.74	1.66
Ratio of expenses after expense reductions (%)	1.70	1.70	1.60	1.55	1.55
Ratio of net investment income (%)	1.61	1.75	2.23	4.07	4.18
Portfolio turnover rate (%)	300	384	293	258	223
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended October 31,
Class R	2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$9.70	$9.50	$9.09	$9.05	$10.71
Income (loss) from investment operations: Net investment incomea	.21	.21	.25	.40	.48
Net realized and unrealized gain (loss)	.47	.21	.41	.03	(1.65)
Total from investment operations	.68	.42	.66	.43	(1.17)
Less distributions from: Net investment income	(.21)	(.22)	(.25)	(.39)	(.49)
Net realized gains	—	—	—	—	—
Total distributions	(.21)	(.22)	(.25)	(.39)	(.49)
Net asset value, end of period	$10.17	$9.70	$9.50	$9.09	$9.05
Total Return (%)b	7.07	4.44	7.39	5.02	(11.41)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	2	2	3	3
Ratio of expenses before expense reductions (%)	1.35	1.59	1.13	1.35	1.18
Ratio of expenses after expense reductions (%)	1.20	1.19	1.08	1.06	1.05
Ratio of net investment income (%)	2.10	2.26	2.75	4.57	4.68
Portfolio turnover rate (%)	300	384	293	258	223
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

	Years Ended October 31,
Class S	2012		2011	2010		2009		2008
Selected Per Share Data
Net asset value, beginning of period	$9.64		$9.44	$9.04		$9.00		$10.65
Income (loss) from investment operations: Net investment incomea	.25		.25	.29		.44		.53
Net realized and unrealized gain (loss)	.48		.20	.40		.03		(1.65)
Total from investment operations	.73		.45	.69		.47		(1.12)
Less distributions from: Net investment income	(.25)		(.25)	(.29)		(.43)		(.53)
Net realized gains	—		—	—		—		—
Total distributions	(.25)		(.25)	(.29)		(.43)		(.53)
Net asset value, end of period	$10.12		$9.64	$9.44		$9.04		$9.00
Total Return (%)	7.69	b	4.88	7.71	b	5.42	b	(10.86	)b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	30		31	50		54		86
Ratio of expenses before expense reductions (%)	.74		.78	.80		.76		.80
Ratio of expenses after expense reductions (%)	.74		.78	.70		.56		.55
Ratio of net investment income (%)	2.57		2.67	3.13		5.06		5.18
Portfolio turnover rate (%)	300		384	293		258		223
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

	Years Ended October 31,
Institutional Class	2012		2011	2010		2009		2008
Selected Per Share Data
Net asset value, beginning of period	$9.65		$9.45	$9.04		$9.01		$10.66
Income (loss) from investment operations: Net investment incomea	.26		.26	.30		.44		.54
Net realized and unrealized gain (loss)	.47		.20	.41		.02		(1.66)
Total from investment operations	.73		.46	.71		.46		(1.12)
Less distributions from: Net investment income	(.26)		(.26)	(.30)		(.43)		(.53)
Net realized gains	—		—	—		—		—
Total distributions	(.26)		(.26)	(.30)		(.43)		(.53)
Net asset value, end of period	$10.12		$9.65	$9.45		$9.04		$9.01
Total Return (%)	7.67	b	4.98	7.93	b	5.42	b	(10.94	)b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	172		141	162		239		740
Ratio of expenses before expense reductions (%)	.67		.68	.70		.68		.58
Ratio of expenses after expense reductions (%)	.67		.68	.60		.55		.55
Ratio of net investment income (%)	2.64		2.77	3.23		5.07		5.18
Portfolio turnover rate (%)	300		384	293		258		223
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Core Fixed Income Fund (the "Fund") is a diversified series of DWS Income Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charge. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In December 2011, Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities, was issued and is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Management is currently evaluating the application of ASU 2011-11 and its impact, if any, on the Fund's financial statements.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A reverse repurchase agreement involves the risk that the market value of the security sold by a Fund may decline below the repurchase price of the security. A Fund will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

For the year ended October 31, 2012, the Fund had average daily reverse repurchase agreements outstanding of $2,570,341 for a total of 32 days, with a related weighted average annualized interest rate of 0.29%, which resulted in $655 of interest expense. The Fund held no reverse repurchase agreements at October 31, 2012.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2012, the Fund had a net tax basis capital loss carryforward of approximately $258,165,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2017 (the expiration date), whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate primarily to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2012, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Capital loss carryforwards	$(258,165,000)
Net unrealized appreciation (depreciation) on investments	$15,375,262

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended October 31,
	2012	2011
Distributions from ordinary income*	$9,327,346	$10,896,800

*For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes with the exception of securities in default of principal.

B. Derivative Instruments

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if exercised. For the year ended October 31, 2012, the Fund entered into option contracts to gain exposure to different parts of the yield curve while managing overall duration.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price.

Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities.

A summary of the open purchased option contracts as of October 31, 2012 is included in the Fund's Investment Portfolio. A summary of open written option contracts is included in the table following the Fund's Investment Portfolio. For the year ended October 31, 2012, the investment in written option contracts had a total value generally indicative of a range from $0 to approximately $184,000, and purchased option contracts had a total value generally indicative of a range from approximately $60,000 to $333,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended October 31, 2012, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of October 31, 2012 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2012, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $14,226,000 to $46,860,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $3,948,000 to $20,093,000.

The following tables summarize the value of the Fund's derivative instruments held as of October 31, 2012 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Purchased Options	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$59,687	$95,790	$155,477

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b) Investments in securities, at value (includes purchased options)
Liability Derivatives	Futures Contracts
Interest Rate Contracts (a)	$(59,884)

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2012 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Purchased Options	Written Options	Futures Contracts	Total
Interest Rate Contracts (a)	$(146,070)	$386,935	$1,386,363	$1,627,228

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from investments (includes purchased options), written options and futures, respectively
Change in Net Unrealized Appreciation (Depreciation)	Purchased Options	Written Options	Futures Contracts	Total
Interest Rate Contracts (a)	$80,890	$(109,423)	$(228,470)	$(257,003)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on investments (includes purchased options), written options and futures, respectively

C. Purchases and Sales of Securities

During the year ended October 31, 2012, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $1,267,726,003 and $1,269,157,160, respectively. Purchases and sales of U.S. Treasury obligations aggregated $39,807,184 and $40,932,133, respectively.

For the year ended October 31, 2012, transactions for written options on futures were as follows:
	Contract Amount	Premium
Outstanding, beginning of period	$425	$171,923
Options written	1,490	672,513
Options closed	(650)	(317,895)
Options exercised	(100)	(46,623)
Options expired	(1,165)	(479,918)
Outstanding, end of period	$—	$—

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank, AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

Fischer Francis Trees & Watts, Inc. (FFTW), New York, New York, serves as the sub-advisor to the Fund. FFTW conducts investment research and is responsible for the purchase, sale or exchange of the Fund's assets. FFTW is paid by the Advisor, not the Fund, for the services FFTW provides to the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $1.5 billion of the Fund's average daily net assets	.400%
Next $1.75 billion of such net assets	.385%
Next $1.75 billion of such net assets	.370%
Over $5 billion of such net assets	.355%

Accordingly, for the year ended October 31, 2012, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.40% of the Fund's average daily net assets.

For the period from November 1, 2011 through September 30, 2012, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.96%
Class B	1.71%
Class C	1.71%
Class R	1.21%
Class S	.81%

Effective October 1, 2012 through September 30, 2013, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.89%
Class B	1.64%
Class C	1.64%
Class R	1.14%
Class S	.74%
Institutional Class	.64%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2012, the Administration Fee was $380,689, of which $33,061 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2012, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at October 31, 2012
Class A	$112,192	$77,531	$19,191
Class B	2,561	2,004	557
Class C	10,557	2,127	919
Class R	566	566	—
Class S	27,544	274	4,430
Institutional Class	122,198	7,744	13,570
	$275,618	$90,246	$38,667

Distribution and Service Fees. Under the Fund's Class B, Class C and Class R 12b-1 Plans, DWS Investments Distributors, Inc., ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares and 0.25% of average daily net assets of Class R shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the year ended October 31, 2012, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at October 31, 2012
Class B	$22,803	$1,510
Class C	134,862	13,733
Class R	3,652	304
	$161,317	$15,547

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to the shareholders of Class A, Class B, Class C and Class R at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2012, the Service Fee was as follows:
Service Fee	Total Aggregated	Waived	Unpaid at October 31, 2012	Annual Effective Rate
Class A	$409,558	$—	$75,489	.24%
Class B	7,359	—	1,266	.24%
Class C	44,015	—	9,063	.24%
Class R	3,540	1,533	559	.14%
	$464,472	$1,533	$86,377

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2012, aggregated $6,792.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2012, the CDSC for Class B and C shares aggregated $4,795 and $859, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2012, DIDI received $1,839 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2012, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $19,932, of which $8,456 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2012.

F. Concentration of Ownership

From time to time the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At October 31, 2012, there was one affiliated shareholder account that held approximately 17% of the outstanding shares of the Fund.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended October 31, 2012		Year Ended October 31, 2011
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,979,687	$29,291,512	2,857,399	$26,968,420
Class B	12,164	118,921	12,988	122,911
Class C	668,307	6,687,918	137,825	1,312,874
Class R	21,335	211,491	52,949	500,838
Class S	975,920	9,558,075	1,371,588	13,017,423
Institutional Class	4,406,764	43,123,057	1,770,970	16,640,904
		$88,990,974		$58,563,370
Shares issued to shareholders in reinvestment of distributions
Class A	375,609	$3,702,936	514,103	$4,844,053
Class B	4,024	39,566	7,600	71,525
Class C	23,411	230,965	28,431	267,978
Class R	2,953	29,258	4,430	42,033
Class S	72,720	716,844	97,389	916,746
Institutional Class	418,221	4,127,807	426,682	4,023,270
		$8,847,376		$10,165,605
Shares redeemed
Class A	(5,028,345)	$(49,422,434)	(11,058,687)	$(104,447,989)
Class B	(184,635)	(1,817,862)	(433,193)	(4,066,102)
Class C	(452,148)	(4,443,789)	(828,440)	(7,764,862)
Class R	(65,169)	(636,701)	(53,834)	(518,353)
Class S	(1,245,421)	(12,210,638)	(3,572,533)	(33,678,872)
Institutional Class	(2,466,247)	(24,305,146)	(4,758,673)	(44,991,643)
		$(92,836,570)		$(195,467,821)
Net increase (decrease)
Class A	(1,673,049)	$(16,427,986)	(7,687,185)	$(72,635,516)
Class B	(168,447)	(1,659,375)	(412,605)	(3,871,666)
Class C	239,570	2,475,094	(662,184)	(6,184,010)
Class R	(40,881)	(395,952)	3,545	24,518
Class S	(196,781)	(1,935,719)	(2,103,556)	(19,744,703)
Institutional Class	2,358,738	22,945,718	(2,561,021)	(24,327,469)
		$5,001,780		$(126,738,846)

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Income Trust and Shareholders of DWS Core Fixed Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Core Fixed Income Fund (the "Fund") at October 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the years indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 21, 2012	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2012 to October 31, 2012).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2012 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 5/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/12	$1,039.40	$1,035.40	$1,035.50	$1,038.00	$1,040.60	$1,040.90
Expenses Paid per $1,000*	$4.87	$8.70	$8.70	$6.15	$3.69	$3.33
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 5/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/12	$1,020.36	$1,016.59	$1,016.59	$1,019.10	$1,021.52	$1,021.87
Expenses Paid per $1,000*	$4.82	$8.62	$8.62	$6.09	$3.66	$3.30

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class S	Institutional Class
DWS Core Fixed Income Fund	.95%	1.70%	1.70%	1.20%	.72%	.65%

For more information, please refer to the Fund's prospectus.

Tax Information (Unaudited)

A total of 6% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Investment Management Agreement Approval

The Board of Trustees approved the renewal of DWS Core Fixed Income Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DWS and Fischer Francis Trees & Watts, Inc. ("FFTW") in September 2012.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2012, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DWS of lower expense caps for the coming year than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank ("DB"), DWS's parent company, announced that DB's new management team had concluded the strategic review of its global asset management business announced in late 2011 by DB's prior management team, and would combine its Asset Management (of which DWS is a part) and Wealth Management divisions. Prior to approving the investment management agreements, the Independent Trustees were apprised of the expected management and structure of the new combined Asset & Wealth Management division ("AWM") and DWS. DB also advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB and AWM, and that DB would be reinvesting a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into a combined AWM division, including enhancements to its investment capabilities. DB also confirmed its commitment to maintaining strong legal and compliance groups within the combined division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's and FFTW's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and FFTW provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board also requested and received information regarding DWS's oversight of Fund sub-advisors, including FFTW. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2011, the Fund's performance (Class A shares) was in the 2nd quartile, 4th quartile and 4th quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three-year period and has underperformed its benchmark in the one- and five-year periods ended December 31, 2011.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2011). With respect to the sub-advisory fee paid to FFTW, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2011, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and FFTW.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of FFTW with respect to the Fund. The Board noted that DWS pays FFTW's fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and FFTW and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and FFTW and their affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS and FFTW related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS and FFTW related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of the investment sub-advisor's compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of October 31, 2012. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; North Bennett Street School (Boston); former Directorships: Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	103	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2011)
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	103	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Washington College (2011 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (charitable organization) (2007-2010); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to 2012)	103	Director, CardioNet, Inc.2 (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	103	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA6 (1967) President, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow6 (1970) Vice President, 2012-present	Director3, Deutsche Asset Management
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SFXAX	SFXBX	SFXCX	SFXSX	MFINX
CUSIP Number	23339E 889	23339E 871	23339E 863	23339E 541	23339E 848
Fund Number	493	693	793	2394	593

For shareholders of Class R
Automated Information Line	DWS Investments Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site
www.dws-investments.com
Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DWS Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Nasdaq Symbol	SFXRX
CUSIP Number	23339E 855
Fund Number	1504

DWS INVESTMENTS
Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

DCFIF-2
(R-024956-2 12/12)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS CORE FIXED INCOME FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2012	$72,913	$0	$0	$0
2011	$69,527	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2012	$0	$56,300	$0
2011	$0	$0	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2012	$0	$56,300	$0	$56,300
2011	$0	$0	$0	$0

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
PwC advised the Fund's Audit Committee that it had identified one matter that it determined could be inconsistent with the SEC's auditor independence rules (Rule 2-01(c) of Regulation S-X). As part of a "Global Migration Support" engagement in which PwC's UK network affiliate ("PwC-UK") provided assistance to Deutsche Bank ("DB") with respect to processing internship applications for DB employees seeking short term assignments with DB in the UK, PwC-UK paid application fees on behalf of DB for six applicants at 170 pounds each (1,020 pounds in total).  PwC advised the Committee that it believes that this matter did not affect its objectivity or its impartial judgment in conducting its audit and issuing a report on the financial statements of the Fund as the Fund's independent auditor and confirmed its independence under the SEC’s auditor independence rules. In reaching this conclusion, PwC noted that the engagement team was not aware of the payment of the application fees by PwC-UK and that DB reimbursed PwC-UK for the fees.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Core Fixed Income Fund, a series of DWS Income Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	December 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	December 28, 2012

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	December 28, 2012